Exhibit 23.1

            Consent of Independent Registered Public Accounting Firm
            --------------------------------------------------------

We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement of our report on dated August 25 2006 relating to the consolidated financial statements, and schedules of Futuremedia plc appearing in the Company's Annual Report on Form 20-F for the year ended 30 April 2006. The report on the financial statements contains an explanatory paragraph regarding the Company's ability to continue as a going concern

We also consent to the reference to us under the caption "Experts" in the Prospectus.

/s/ BDO Stoy Hayward LLP
------------------------
BDO Stoy Hayward LLP
London

30 March 2007

            Consent of Independent Registered Public Accounting Firm
            --------------------------------------------------------

We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement of our report on dated June 25 2006 relating to the consolidated financial statements of Bingham & Bingham Limited appearing in Futuremedia plc's Current Report on Form 6-K .dated June 30, 2006. The report on the financial statements contains an explanatory paragraph regarding the Company's ability to continue as a going concern

We also consent to the reference to us under the caption "Experts" in the Prospectus.

/s/ BDO Stoy Hayward LLP
------------------------
BDO Stoy Hayward LLP
London

30 March 2007

            Consent of Independent Registered Public Accounting Firm
            --------------------------------------------------------

We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement of our report on dated April 21 2006 relating to the consolidated financial statements of Lexon Incorporated appearing in Futremedia plc's Current Report on Form 6-K dated June 30, 2006.

We also consent to the reference to us under the caption "Experts" in the Prospectus.

/s/ BDO Stoy Hayward LLP
------------------------
BDO Stoy Hayward LLP
London

30 March 2007